SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 20, 2006

H&E EQUIPMENT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-51759	81-0553291
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)

(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Amendment of Senior Secured Credit Facility (“Credit Agreement”)

On March 20, 2006, H&E Equipment Services, Inc. (the “Company”) entered into Amendment No. 11 to the Credit Agreement dated as of June 17, 2002, as amended (“Amendment No. 11 to the Credit Agreement”), by and among the Company, Great Northern Equipment, Inc., GNE Investments, Inc., H&E Finance Corp., Eagle High Reach Equipment, Inc., Eagle High Reach Equipment, LLC, General Electric Capital Corporation, as Agent, and the “Lenders” (as defined therein), pursuant to which, among other things, (1) the “Applicable Revolver Index Margin”, the “Applicable Revolver LIBOR Margin” and the “Applicable L/C Margin”  per the original Credit Agreement were revised to reflect tiered pricing based upon the Company’s monthly computed “Leverage Ratio” (as defined therein) applied on a prospective basis commencing at least one day after date of delivery to “Lenders” of the monthly unaudited “Financial Statements” (as defined therein) beginning after March 31, 2006; (2) the “Applicable Unused Line Fee Margin” per the original Credit Agreement was revised to reflect tiered pricing based upon the Company’s “Excess Availability Percentage” (as defined therein) computed on the first day of a calendar month applied on a prospective basis commencing with the first adjustment to the “Applicable Revolver Index Margin” and “Applicable Revolver LIBOR Margin”; (3) the $16.5 million block on availability of assets was eliminated; (4) the financial covenants were revised to (i) add a covenant requiring maintenance of a minimum “Fixed Charge Coverage Ratio” (as defined therein) of 1.10 to 1.00, which is tested at the end of each fiscal month only if a “Covenant Liquidity Event” (as defined therein)  has occurred and is then continuing and (ii) eliminate all other “Financial Covenants” (as defined therein); and (5) the definitions of various other capitalized terms contained within the original Credit Agreement were revised. In connection with Amendment 11 to the Credit Agreement, the Company paid fees to the Lenders of $190,000. A copy of Amendment No. 11 to the Credit Agreement is filed as Exhibit 10.1k hereto, the terms of which are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

10.1k                      Amendment No. 11 to the Credit Agreement, dated as of March 20, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES, INC.

Date: March 20, 2006

/s/ LESLIE S. MAGEE
	By:	Leslie S. Magee
	Its:	Chief Financial Officer